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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                          Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  MARCH 5, 1998



                                    RADIUS INC.
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               (Exact name of Registrant as specified in its charter)


                                     CALIFORNIA
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                   (State or other jurisdiction of incorporation)



   000-18690                                                  68-0101300
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  (Commission                                               (IRS Employer
  File Number)                                              Identification No.)


                 215 Moffett Park Avenue, Sunnyvale, CA     94089
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               (Address of principal executive offices)     (Zip Code)


                                   (408) 541-6100
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                (Registrant's telephone number, including area code)


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           (Former name or former address, if changed since last report)

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ITEM 5:  OTHER EVENTS.

     On March 5, 1997, Radius Inc. (the "Company") announced a one-for-ten reverse stock split of its outstanding shares of Common Stock, which reverse stock split was previously approved by the Company's Board of Directors and shareholders on February 11, 1998. The reverse stock split became effective at the close of business on March 9, 1998, and the Company's Common Stock began trading on a post-split basis on March 10, 1998.


ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          The following exhibit is filed herewith:

          99.  Press release dated March 5, 1998

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                                         SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RADIUS INC.



Date:  March 12, 1998                   By:   /s/ Henry V. Morgan
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                                              Henry V. Morgan
                                              Chief Financial Officer

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                                   EXHIBIT INDEX

Exhibit 99     Press Release dated March 5, 1998





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